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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: SEPTEMBER 1, 1998



                            THE SEAGRAM COMPANY LTD.
             (Exact name of registrant as specified in its charter)

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            Canada                                            1-2275                        None
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(State or other jurisdiction of                      (Commission File Number)          (I.R.S. Employer
incorporation or organization)                                                        Identification No.)

1430 Peel Street, Montreal, Quebec, Canada                                                 H3A 1S9
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 (Address of principal executive offices)                                                 (Zip Code)

Registrant's telephone number, including area code:                                    (514) 849-5271
                                                                                      ------------------
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Item 5.  Other Events.

         The Seagram Company Ltd. (the "Corporation") filed a Current Report on Form 8-K dated September 1, 1998 (the "Form 8-K") containing the consolidated balance sheet of the Corporation as at June 30, 1998 and June 30, 1997 and the consolidated statements of income, shareholders' equity and cash flows for the fiscal years ended June 30, 1998 and June 30, 1997, the five-month transition period ended June 30, 1996 and the fiscal year ended January 31, 1996 and the notes thereto (collectively, the "Financial Statements"), together with the report of PricewaterhouseCoopers LLP thereon and management's discussion and analysis of financial condition and results of operations relating thereto. The Form 8-K is hereby amended to incorporate by reference the revised financial statements of the Corporation (the "Revised Financial Statements") and revised management's discussion and analysis (the "Revised Management's Discussion and Analysis") included in Exhibit 99(a) to the Corporation's Annual Report on Form 10-K, as amended, for the fiscal year ended June 30, 1998 and to delete the incorporation by reference of the Financial Statements.

Item 7.  Financial Statements and Exhibits.

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         (c)  Exhibits

                 (23)      Consent of PricewaterhouseCoopers LLP, independent accountants.

                 (99(a))   Revised Financial Statements and Revised Management's Discussion
                           and Analysis (incorporated by reference to Exhibit 99(a) to the
                           Corporation's Annual Report on Form 10-K, as amended, for the fiscal year ended June 30, 1998).
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              THE SEAGRAM COMPANY LTD.


                                              By /s/ Neal B. Cravens
                                                 ------------------------
                                                 Neal B. Cravens
                                                 Senior Vice President, Finance

Date:  October 30, 1998







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                                  EXHIBIT INDEX

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Exhibit
Number                         Description of Exhibit

   23                          Consent of PricewaterhouseCoopers LLP, independent accountants.

   99(a)                       Revised Financial Statements and Revised Management's Discussion
                               and Analysis (incorporated by reference to Exhibit 99(a) to the
                               Corporation's Annual Report on Form 10-K, as amended, for the fiscal year ended June 30, 1998).


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